[Logo]  M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual Fund(R)




MFS(R) HIGH YIELD
OPPORTUNITIES FUND

SEMIANNUAL REPORT O JUNE 30, 1998



                                [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Portfolio of Investments ..................................................  7
Financial Statements ...................................................... 11
Notes to Financial Statements ............................................. 15
Trustees and Officers ..................................................... 21

   HIGHLIGHTS
-------------------------------------------------------------------------------
o THE FUND EXPECTS TO ACHIEVE A HIGHER YIELD BY TAKING FULL ADVANTAGE OF GLOBAL OPPORTUNITIES, INCLUDING THOSE IN EMERGING MARKETS, AS WELL AS OF DOMESTIC CREDITS THAT ARE A LITTLE FURTHER DOWN THE CREDIT-QUALITY SPECTRUM.

o WE EXPECT TO HAVE ABOUT 25% OF THE PORTFOLIO IN EMERGING MARKETS, AND ALTHOUGH THESE MARKETS HAVE GONE THROUGH A LOT OF TURMOIL RECENTLY, WE HAVE SEVERAL FIXED-INCOME ANALYSTS WHO PERFORM INTENSIVE RESEARCH JUST ON EMERGING MARKET DEBT.

o AMONG INDUSTRIES BEING CONSIDERED FOR THIS FUND, TELECOMMUNICATIONS AND MEDIA HAVE BEEN AMONG THE BEST PERFORMING IN THE HIGH-YIELD MARKET OVER THE PAST YEAR. GIVEN WHAT WE SEE AS THE GROWTH OPPORTUNITIES OF COMPANIES IN THESE INDUSTRIES AND THE WIDER YIELD SPREADS IN THIS SECTOR, WE BELIEVE THESE COMPANIES REPRESENT SOME OF THE BEST POTENTIAL VALUES IN THE HIGH-YIELD MARKET.

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders:
Although the U.S. stock market has enjoyed several years of double-digit advances, this summer's volatility shows the necessity of taking a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which stock prices have become more vulnerable to changes in the investment environment such as rising inflation and interest rates, a slowing economy, or -- as we have seen recently -- earnings disappointments. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on the slowdown in corporate earnings. In the second quarter, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result, the stock market has begun to retreat from the record-high levels set in mid-July. This retreat may help correct some of the overvaluations that have been building in the market for some time. Prior to July, equity prices had continued to rise without a corresponding increase in corporate earnings. As a result, price-to- earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, the average P/E ratio was some 20% higher, at about 28. If this summer's downturn helps create more reasonable valuations, we believe the correction could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

As long as interest rates remain low and the economy continues to grow, we expect stock prices to advance over the next 12 months in line with corporate earnings, that is, about 8% to 10%. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, the region's economies are still very weak and the situation could turn worse before getting better. While the crisis has affected all countries in Asia, Japan was the major factor behind the turmoil as excesses in its banking and real estate sectors led to severe currency problems. Although Japan now has a new government, questions remain about the nation's commitment to ending the loan crisis and reforming its banking system. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses, while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our commitment to original, company-by-company research gives us an advantage, by helping us find companies that we think can keep growing or gain market share during periods of market turmoil. To help fulfill this commitment, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

August 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Robert J. Manning]
     Robert J. Manning

Q. WHY IS MFS INTRODUCING A NEW HIGH-YIELD FUND?

A. For one thing, the high-yield market is much bigger than it used to be. Back in 1978, this market was in its infancy, and new issuance of corporate high-yield debt was only $1.6 billion. Today, the high-yield market is much larger, with new issuance of $118 billion in 1997. Plus, the range of securities is so diverse and complex that we think it makes sense to offer a portfolio that meets the needs of the more aggressive high-yield investors who are willing to take a little more risk in exchange for the opportunity to achieve a somewhat higher yield.

Q. HOW DO YOU EXPECT TO ACHIEVE THIS HIGHER YIELD?

A. The Fund will attempt to take full advantage of global opportunities, including those in emerging markets, as well as of domestic credits that are a little further down the credit-quality spectrum. While the investment strategy will be aggressive, it will also rely heavily on our Original ResearchSM to find potential holdings. The research team evaluates such factors as company managements, cash flow projections, industry trends, and macroeconomic issues.

Q. COULD YOU BE A BIT MORE SPECIFIC ABOUT THE FUND'S EMERGING MARKET EXPOSURE?

A. We expect to have about 25% of the portfolio in these markets, and although the emerging markets have gone through a lot of turmoil lately, we have several fixed-income analysts who perform intensive research just on emerging market debt. (Investing in foreign and emerging market securities involves special risks. These risks may increase share price volatility.)

Q. COULD YOU TALK ABOUT THE INDUSTRIES YOU WOULD CONSIDER FOR THIS FUND?

A. Telecommunications and media have been among the best-performing industries in the high-yield market over the past year. Given what we see as the growth opportunities of the companies in these industries and the wider spreads in this sector, we believe these companies represent some of the best potential values in the high-yield market.

Q. WHY IS RESEARCH SO IMPORTANT IN THIS TYPE OF FUND?

A. With yield spreads between the investment-grade and high-yield markets narrowing, research has become increasingly vital to our goal of finding issuers that meet our investment criteria. Also, the unrest in Asia, which has spread to most of the other emerging markets, has left little margin for error. Avoiding problem areas means carefully scrutinizing issuers, particularly their debt levels and their ability to repay those debts, even more carefully than in the past.

Q. WHAT IS YOUR CURRENT OUTLOOK ON THE OVERALL HIGH-YIELD MARKET?

A. This market is experiencing an unprecedented period of growth and strong performance. During the second quarter of this year, a record $53 billion in high-yield bonds was issued, and the market surpassed $500 billion in bonds outstanding. Although past performance is no guarantee of future results, healthy economic growth benefited the market as companies continued to post improved operating results.

/s/ Robert J. Manning

    Robert J. Manning
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------
ROBERT J. MANNING IS SENIOR VICE PRESIDENT AND A MEMBER OF THE FIXED INCOME MANAGEMENT GROUP OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) HIGH INCOME FUND, MFS(R) HIGH YIELD OPPORTUNITIES FUND, MFS(R) SPECIAL VALUE TRUST, MFS(R) AMERICAN(SM) U.S. HIGH YIELD FUND, AND MFS(R) MERIDIAN(SM) U.S. HIGH YIELD FUND.

MR. MANNING JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER OF MFS SPECIAL VALUE TRUST IN 1992, SENIOR VICE PRESIDENT IN 1993, PORTFOLIO MANAGER OF MFS HIGH INCOME FUND IN 1994, AND PORTFOLIO MANAGER OF MFS HIGH YIELD OPPORTUNITIES FUND IN 1998. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED AN M.B.A. IN FINANCE FROM BOSTON COLLEGE.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

OBJECTIVE:                  SEEKS HIGH CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:      JULY 1, 1998

SIZE:                       $2.5 MILLION NET ASSETS AS OF JULY 31, 1998

LOWER RATED SECURITIES MAY PROVIDE GREATER RETURNS, BUT THEY ARE ALSO ASSOCIATED WITH GREATER-THAN-AVERAGE RISK. THIS RISK MAY INCREASE SHARE PRICE VOLATILITY.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (Unaudited) - July 31, 1998

Bonds - 96.0%
------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)        VALUE
------------------------------------------------------------------------------
U.S. Bonds - 69.4%
  Business Services - 1.0%
    Zilog, Inc., 9.5s, 2005##                               $ 35    $   26,950
------------------------------------------------------------------------------
  Chemicals - 1.6%
    Brunner Mond Group Plc, 11s, 2008##                     $ 15    $   15,263
    Sterling Chemicals, Inc., 11.25s, 2007                    25        25,250
                                                                    ----------
                                                                    $   40,513
------------------------------------------------------------------------------
  Consumer Goods and Services - 1.9%
    Remington Products Co. LLC, 11s, 2006                   $ 25    $   22,688
    Samsonite, Inc., 10.75s, 2008##                           25        24,687
                                                                    ----------
                                                                    $   47,375
------------------------------------------------------------------------------
  Energy - 3.8%
    Chesapeake Energy Corp., 9.625s, 2005##                 $ 50    $   48,250
    Continental Resources Inc., 10.25s, 2008##                25        24,625
    Wiser Oil Co. Delaware, 9.5s, 2007                        25        23,125
                                                                    ----------
                                                                    $   96,000
------------------------------------------------------------------------------
  Food and Beverage Products - 2.7%
    Planet Hollywood, 12s, 2005                             $ 25    $   21,125
    Specialty Foods Corp., 10.25s, 2001                       50        48,375
                                                                    ----------
                                                                    $   69,500
------------------------------------------------------------------------------
  Forest and Paper Products - 1.8%
    Gaylord Container Corp., 9.875s, 2008                   $ 50    $   46,000
------------------------------------------------------------------------------
  Gaming - 1.0%
    Santa Fe Hotel, Inc., 11s, 2000                         $ 25    $   24,625
------------------------------------------------------------------------------
  Industrial - 8.9%
    Aqua Chemical Inc., 11.25s, 2008                        $ 25    $   25,812
    Grove Holdings LLC/Capital, 0s to 2003,
      11.625s to 2009                                         45        24,300
    Interlake Corp., 12s, 2001                                90        97,650
    Simonds Industries, Inc., 10.25s, 2008##                  25        25,563
    Thermadyne Industries Holdings Corp.,
      0s to 2003, 12.5s to 2008##                             50        28,000
    Walbro Corp., 10.125s, 2007                               25        24,625
                                                                    ----------
                                                                    $  225,950
------------------------------------------------------------------------------
  Media - 5.2%
    Classic Communications Inc., 0s to 2003,
      13.25s to 2008##                                      $ 50    $   28,750
    FrontierVision Holding LP, 11s, 2006                      25        27,781
    Impsat Corp., 12.375s, 2008##                             50        50,000
    United International Holdings, Inc.,
      0s to 2003, 10.75s to 2008                              40        25,300
                                                                    ----------
                                                                    $  131,831
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.7%
    Alaris Medical Inc., 0s to 2003, 11.125s to 2008##      $ 75    $   43,687
    Mediq, Inc., 11s, 2008##                                  25        25,188
                                                                    ----------
                                                                    $   68,875
------------------------------------------------------------------------------
  Metals and Minerals - 13.0%
    Algoma Steel, Inc., 12.375s, 2005                       $ 50    $   54,000
    Doe Run Resources Corp., 11.25s, 2005##                   50        50,500
    Metal Management, Inc., 10s, 2008##                       50        49,500
    Metallurg Holdings Inc., 0s to 2003, 12.75s to 2008##     50        27,500
    Renco Steel Holdings Inc., 10.875s, 2005                  50        49,750
    Schuff Steel Co., 10.5s, 2008##                           50        50,000
    WHX Corp., 10.5s, 2005##                                  50        50,500
                                                                    ----------
                                                                    $  331,750
------------------------------------------------------------------------------
  Retail - 2.3%
    J Crew Group Inc., 0s to 2003, 13.5s to 2008            $ 45    $   25,425
    J Crew Operating Corp., 10.375s, 2007                     35        34,300
                                                                    ----------
                                                                    $   59,725
------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Pathmark Stores, Inc., 11.625s, 2002                    $ 50    $   50,625
------------------------------------------------------------------------------
  Telecommunications - 21.5%
    Allegiance Telecom Inc., 12.875s, 2008                  $ 40    $   40,500
    Dolphin Telecom PLC, 0s to 2003, 11.5s to 2008##          80        45,600
    Esprit Telecom Group PLC, 10.875s, 2008##                 25        25,500
    Mobile Telecommunication Technologies Corp.,
      13.5s, 2002                                             60        69,600
    Nextel Communications Inc., 0s, to 2003,
      11.5s to 2008##                                         45        29,587
    Nextel International, Inc., 0s to 2003,
      12.125s to 2008##                                       45        23,600
    Northeast Optic Network, 12.75s, 2008##                   75        75,000
    Orbital Imaging Corp., 11.625s, 2005##                    25        25,375
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008       40        24,700
    Pathnet, Inc., 12.25s, 2008                               25        26,375
    Pinnacle Holdings, Inc., 0s to 2003, 10s to 2008          40        26,550
    Psinet, Inc., 10s, 2005                                   25        26,250
    Time Warner Telecommunications Inc., 9.75s, 2008          10        10,225
    Triton Communications, LLC, 0s to 2003, 11s to 2008##     80        46,000
    Verio, Inc., 10.375s, 2005##                              25        26,125
    Versatel Telecom B V, 13.25s, 2008                        25        26,313
                                                                    ----------
                                                                    $  547,300
------------------------------------------------------------------------------
Total U.S. Bonds                                                    $1,767,019
------------------------------------------------------------------------------
Foreign Bonds - 26.6%
  Argentina - 2.6%
    Republic of Argentina, 11s, 2006                        $ 14    $   15,141
    Republic of Argentina, 9.75s, 2027                        54        51,867
                                                                    ----------
                                                                    $   67,008
------------------------------------------------------------------------------
  Brazil - 4.9%
    Federal Republic of Brazil, 10.125s, 2027               $139    $  124,586
------------------------------------------------------------------------------
  Bulgaria - 1.8%
    National Republic of Bulgaria, 6.688s, 2011             $ 63    $   45,914
------------------------------------------------------------------------------
  Canada - 1.9%
    Repap New Brunswick, Inc., 10.625s, 2005 (Forest and
      Paper Products)                                       $ 50    $   49,000
------------------------------------------------------------------------------
  Mexico - 4.3%
    Satelites Mexicanos SA de C V, 10.125s, 2004
      (Telecommunications)##                                $ 25    $   23,937
    United Mexican States, 11.375s, 2016                      13        14,710
    United Mexican States, 11.375s, 2016                      62        70,060
                                                                    ----------
                                                                    $  108,707
------------------------------------------------------------------------------
  Panama - 1.1%
    Republic of Panama, 8.875s, 2027                        $ 31    $   29,088
------------------------------------------------------------------------------
  Russia - 4.7%
    Ministry of Finance, Russia, 10s, 2007                  $ 48    $   33,600
    Ministry of Finance, Russia, 12.75s, 2028                 86        70,520
    Vnesheconombank, Russia, 6.625s, 2015                     30        15,281
                                                                    ----------
                                                                    $  119,401
------------------------------------------------------------------------------
  South Korea - 2.3%
    Republic of Korea, 8.875s, 2008                         $ 63    $   59,201
------------------------------------------------------------------------------
  United Kingdom - 2.0%
    Hmv Media Group PLC, 10.25s, 2008 (Retail)##            $ 25    $   25,437
    Middleweb PLC Bankers Trust Lux, 10.5s, 2008(Media)##     15        24,434
                                                                    ----------
                                                                    $   49,871
------------------------------------------------------------------------------
  Venezuela - 1.0%
    Republic of Venezuela, 9.25s, 2027                      $ 38    $   25,916
------------------------------------------------------------------------------
Total Foreign Bonds                                                 $  678,692
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,469,130)                           $2,445,711
------------------------------------------------------------------------------

Convertible Preferred Stock - 1.0%
------------------------------------------------------------------------------
  U.S. Stocks - 1.0%
    Cendant Corp., (Identified Cost, $24,820)               $750    $   24,656
------------------------------------------------------------------------------
Warrants
------------------------------------------------------------------------------
                                                          SHARES
------------------------------------------------------------------------------
  Orbital Imaging Corp., (Telecommunications)*##
    (Identified Cost, $1,125)                                 25     $   1,250
------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,495,075)                     $2,471,617
Other Assets, Less Liabilities - 3.0%                                   75,803
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,547,420
------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.

See portfolio notes and notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------
JULY 31, 1998
------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,495,075)         $2,471,617
  Receivable for investments sold                                318,697
  Receivable for Fund shares sold                                104,772
  Interest and dividends receivable                               50,918
  Other assets                                                        11
                                                              ----------
      Total assets                                            $2,946,015
                                                              ----------
Liabilities:
  Cash overdraft                                              $   98,856
  Distributions payable                                            1,413
  Payable for investments purchased                              297,945
  Payable for Fund shares reaquired                                    1
  Payable to affiliates -
    Management fee                                                    43
    Distribution and service fee                                     337
                                                              ----------
      Total liabilities                                          398,595
                                                              ----------
Net assets                                                    $2,547,420
                                                              ==========
Net assets consist of:
  Paid-in capital                                             $2,563,786
  Unrealized depreciation on investments and
   foreign currency transactions                                 (23,449)
  Accumulated net realized gain on investments
    and foreign currency transactions                              7,459
  Distributions in excess of net investment income                  (376)
                                                              ----------
      Total                                                   $2,547,420
                                                              ==========
Shares of beneficial interest outstanding                      256,050
                                                               =======
Class A shares:
  Net asset value per share
    (net assets of $1,760,923 / 176,931 shares of
     beneficial interest outstanding)                          $ 9.95
                                                               ======
  Offering price per share (100 / 95.25)                       $10.45
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $711,785 / 71,612 shares of beneficial
     interest outstanding)                                     $ 9.94
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $74,552 / 7,491 shares of beneficial
     interest outstanding)                                     $ 9.95
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $160 / 16 shares
     of beneficial interest outstanding)                       $ 9.95
                                                               ======

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
JULY 31, 1998
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $   12,782
                                                                    ----------
  Expenses -
    Management fee                                                  $      812
    Administrative fee                                                      18
    Trustees' compensation                                                 366
    Shareholder servicing agent fee                                        133
    Distribution and service fee (Class A)                                 384
    Distribution and service fee (Class B)                                 141
    Distribution and service fee (Class C)                                  11
    Custodian fee                                                           50
    Registration fee                                                    44,875
    Auditing fees                                                       15,638
    Printing                                                             3,500
    Legal fees                                                             210
    Postage                                                                100
    Miscellaneous                                                        2,514
                                                                    ----------
      Total expenses                                                $   68,752
    Preliminary reduction of expenses by investment adviser            (67,404)
                                                                    ----------
      Net expenses                                                  $    1,348
                                                                    ----------
        Net investment income                                       $   11,434
                                                                    ----------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                       $    7,603
      Foreign currency transactions                                       (144)
                                                                    ----------
        Net realized gain on investments and foreign
          currency transactions                                     $    7,459
                                                                    ----------
    Change in unrealized depreciation  -
      Investments                                                   $  (23,458)
      Translation of assets and liabilities in
        foreign currencies                                                   9
                                                                    ----------
        Net unrealized loss on investments and foreign
          currency translations                                     $  (23,449)
                                                                    ----------
          Net realized and unrealized loss on investments           $  (15,990)
                                                                    ----------
            Decrease in net assets from operations                  $   (4,556)
                                                                    ==========

See notes to financial statements

Statement of Changes in Net Assets (Unaudited)
--------------------------------------------------------------------
ONE MONTH ENDED JULY 31, 1998
--------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $   11,434
  Net realized gain on investments and foreign
    currency transactions                                      7,459
  Net unrealized loss on investments and foreign
    currency translations                                    (23,449)
                                                          ----------
    Decrease in net assets from operations                $   (4,556)
                                                          ----------
Distributions declared to shareholders -
  From net investment income (Class A)                    $  (10,150)
  From net investment income (Class B)                        (1,601)
  From net investment income (Class C)                           (58)
  From net investment income (Class I)                            (1)
                                                          ----------
    Total distributions declared to shareholders          $  (11,810)
                                                          ----------

Net increase in net assets from Fund share transactions   $2,563,786
                                                          ----------
Net assets:
  At beginning of period                                       --
                                                          ----------

At end of period (including distribution in excess of
  net investment income of $376)                          $2,547,420
                                                          ==========
See notes to financial statements

Financial Highlights (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
ONE MONTH ENDED JULY 31, 1998                            CLASS A            CLASS B            CLASS C            CLASS I
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                     $10.00             $10.00             $10.00             $10.00
                                                          ------             ------             ------             ------
Income from investment operations# -
  Net investment income(S)                                $ 0.07             $ 0.04             $ 0.01             $ 0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          (0.05)             (0.04)              --                (0.48)
                                                          ------             ------             ------             ------
      Total from investment operations                    $ 0.02             $ --               $ 0.01             $ 0.02
                                                          ------             ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                              $(0.07)            $(0.06)            $(0.06)            $(0.07)
                                                          ------             ------             ------             ------
      Total distributions declared to shareholders        $(0.07)            $(0.06)            $(0.06)            $(0.07)
                                                          ------             ------             ------             ------
Net asset value - end of period                           $ 9.95             $ 9.94             $ 9.95             $ 9.95
                                                          ======             ======             ======             ======
Total return(+)                                            0.20%++          (0.05)%++            0.16%++            0.22%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.00%+             1.65%+             1.65%+             0.65%+
  Net investment income                                    9.10%+             9.84%+             5.13%+             9.29%+
Portfolio turnover                                           28%                28%                28%                28%
Net assets at end of period (000 omitted)                 $1,761               $712                $75                 $0

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.00%, 1.65%, 1.65%, and 0.65% for Class A, B, C, and I respectively, of average daily net asset effective July 31, 1998. To the extent actual expenses were over these limitations, the net investment loss per share and ratios would have been:
      Net investment income (loss)                        $(0.25)            $(0.04)            $(0.20)            $ 3.50
      Ratios (to average net assets):
        Expenses##                                        54.95%+             55.6%+             55.6%+             54.6%+
        Net investment loss                             (44.85)%+          (44.11)%+          (48.82)%+           (44.6)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Yield Opportunities Fund (the Fund) is a diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates markets value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. The investment advisor has voluntarily agreed to pay the expenses of the Fund in order to maintain expenses at no more than 1.00% for Class A, 1.65% for Class B, 1.65% for Class C, and 0.65% for Class I per annum of the Fund's average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $640 for the one month ended July 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 for the one month ended July 31, 1998. Fees incurred under the distribution plan during the one month ended July 31, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 and $0 for Class B and Class C shares, respectively, for the six months ended July 31, 1998. Fees incurred under the distribution plan during the one month ended July 31, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the one month ended July 31, 1998, were $0, $0, and $0 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,176,593 and $691,436, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $2,495,075
                                                                   ----------
Gross unrealized appreciation                                      $    9,659
Gross unrealized depreciation                                         (33,118)
                                                                   ----------
    Net unrealized depreciation                                    $  (23,457)
                                                                   ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                                 ONE MONTH ENDED JULY 31, 1998
                                                 -----------------------------
                                                     SHARES            AMOUNT
------------------------------------------------------------------------------
Shares sold                                         175,923        $1,761,818
Shares issued to shareholders in
  reinvestment of distributions                       1,008            10,025
                                                    -------        ----------
    Net increase                                    176,931        $1,771,843
                                                    =======        ==========

Class B Shares
                                                 ONE MONTH ENDED JULY 31, 1998
                                                 -----------------------------
                                                     SHARES            AMOUNT
------------------------------------------------------------------------------
Shares sold                                          71,575        $  716,198
Shares issued to shareholders in
  reinvestment of distributions                          37               374
                                                    -------        ----------
    Net increase                                     71,612        $  716,572
                                                    =======        ==========

Class C Shares
                                                 ONE MONTH ENDED JULY 31, 1998
                                                 -----------------------------
                                                     SHARES            AMOUNT
------------------------------------------------------------------------------
Shares sold                                           7,490         $  75,209
Shares issued to shareholders in
  reinvestment of distributions                           2                 1
Shares reacquired                                        (1)            --
                                                    -------        ----------
    Net increase                                      7,491         $  75,210
                                                    =======        ==========

Class I Shares
                                                 ONE MONTH ENDED JULY 31, 1998
                                                 -----------------------------
                                                     SHARES            AMOUNT
------------------------------------------------------------------------------
Shares sold                                              15            $  160
Shares issued to shareholders in
  reinvestment of distributions                           1                 1
                                                    -------        ----------
    Net increase                                         16            $  161
                                                    =======        ==========

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the one month ended July 31, 1998, was $0.

MFS(R) HIGH YIELD OPPORTUNITIES FUND

TRUSTEES                                              CUSTODIAN
Richard B. Bailey* - Private Investor;                State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                             INVESTOR INFORMATION
                                                      For MFS stock and bond market outlooks,
Peter G. Harwood - Private Investor                   call toll free: 1-800-637-4458 anytime from
                                                      a touch-tone telephone.
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified             For information on MFS mutual funds, call your
services company)                                     financial adviser or, for an information kit,
                                                      call toll free: 1-800-637-2929 any business
Lawrence T. Perera - Partner, Hemenway                day from 9 a.m. to 5 p.m. Eastern time (or
& Barnes (attorneys)                                  leave a message anytime).

William J. Poorvu - Adjunct Professor, Harvard        INVESTOR SERVICE
University Graduate School of Business                MFSService Center, Inc.
Administration                                        P.O. Box 2281
                                                      Boston, MA 02107-9906
Charles W.Schmidt - Private Investor
                                                      For general information, call toll free:
Arnold D. Scott* - Senior Executive                   1-800-225-2606 any business day from
Vice President, Director, and Secretary,              8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                      For service to speech- or hearing-impaired,
Jeffrey L. Shames* - Chairman, Chief                  call toll free: 1-800-637-6576 any business
Executive Officer, and Director,                      day from 9 a.m. to 5 p.m. Eastern time. (To
MFS Investment Management                             use this service, your phone must be equipped
                                                      with a Telecommunications Device for the
Elaine R. Smith - Independent Consultant              Deaf.)

David B. Stone - Chairman and Director,               For share prices, account balances, and
North American Management Corp.                       exchanges, call toll free: 1-800-MFS-TALK
(investment advisers)                                 (1-800-637-8255) anytime from a touch-tone
                                                      telephone.
INVESTMENT ADVISER
Massachusetts Financial Services Company              WORLD WIDE WEB
500 Boylston Street                                   www.mfs.com
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Robert J. Manning*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) HIGH YIELD                                                   Bulk Rate
OPPORTUNITIES FUND                                                U.S. Postage
                                                                      Paid
[Logo] M F S(R)                                                       MFS
INVESTMENT MANAGEMENT                                          -----------------
We invented the mutual fund(R)



500 Boylston Street
Boston, MA 02116-3741






(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                 MHO-3 9/98 5.5M 70/270/370/870